Note 11 - Nasdaq Delisting	12 Months Ended
Dec. 31, 2011
Notes To Financial Statements
NASDAQ Delisting [Text Block]
11.   Nasdaq Delisting

The Company was out of compliance with Nasdaq’s minimum bid price requirement since the second half of 2010 and, as of June 30, 2011, the Company did not meet the minimum stockholders’ equity requirement for continued listing on the Nasdaq Capital Market. On August 11, 2011, the Company was granted a temporary extension of time, as permitted under Nasdaq's Listing Rules, to comply with the $1.00 per share minimum bid price requirement for continued listing, which is typically accomplished by means of a reverse stock split. On August 26, 2011, the Company received the requisite favorable vote of the Company’s stockholders with respect to the proposal to authorize the Board of Directors of the Company (the “Board”), in its discretion, to amend the Company’s certificate of incorporation to effect a reverse stock split of the Company’s common stock; however, for various reasons, the Board decided to not effect a reverse stock split.

On August 31, 2011, the Company received notification that the Company's stock was being delisted from the Nasdaq Capital Market in connection with a bid price deficiency. On September 1, 2011, the Company’s common stock began trading on the OTC Bulletin Board under the trading symbol PSID. The Company will continue to file periodic reports with the SEC in accordance with the requirements of Section 12(g) of the Securities Exchange Act of 1934, as amended.